HOF 2024-RRTL2 DEPOSITOR LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on two hundred ten (210) mortgage loans acquired by Homeward Opportunities Fund LP (the “Client”) via Reliance Letters and/or reviewed directly for the Client. The Review was conducted from March 2023 through July 2024 on loans with origination dates from January 2023 through June 2024 via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for paid-in-full mortgage loans or other items that were not disclosed to AMC. The final population of the Review covered two hundred ten (210) mortgage loans totaling an aggregate original principal balance of approximately $124.237 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the loan file as captured during the Review. The data integrity review was completed versus tapes as provided at the time of initial diligence or subsequently updated. As the securitization population includes loans from different periods of time and from differing transactions, not all data elements were provided to AMC on every loan within the securitization population. This comparison, when data was available, included the following data fields:

# of Units	Guarantor 1 Last Name	Original Term
After Repair Value % (ARV)	Guarantor 2 First Name	Origination Channel
Amortization Type	Guarantor 2 Last Name	Post Rehab/After Repair Value
Appraisal As-Is Value	Interest Only	Prepayment Penalty
Appraisal Date	Interest Only Period	Property Type
Blanket Mortgage?	Interest Reserves Escrowed	Purchase Contract Date
Borrower Designation	Loan Property Count	Purpose
Borrower Last Name	Loan to Cost (LTC)	Refi Purpose
Borrower SSN	LTV Valuation Value	Repair Budget
City	Maturity Date	Representative FICO
Contract Sales Price	Note Date	State
Debt Service Coverage Ratio	Occupancy	Street
Escrow for Rehab (includes soft cost)	Original Interest Rate	Zip
First Payment Date	Original Loan Amount
Guarantor 1 First Name	Original P&I

Additional information about the data integrity review is included in Item 5 below.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

DOCUMENT REVIEW

For each Loan, AMC reviewed the Loan File and verified whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

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CREDIT REVIEW

The credit review focused on the borrower’s experience in property rehabilitation, and their credit profile. Conformity to applicable guidelines were all assessed during the review and variances noted. An income calculation was not performed though the presence of income documentation if required by the guidelines was noted.

Credit Application

For the Credit Application, AMC verified whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience is detailed.

Credit Report

AMC verified (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income

AMC determined whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity

AMC verified the borrowing entity, if not an individual, is properly documented. In addition, AMC verified if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction was made between guarantors and principals, individuals and business entities.

Rehab Funds

AMC noted the funds required for rehab, total repair budget, escrow holdbacks and funds distribution schedule if applicable. In addition, if required by guidelines AMC reviewed the file for contractor licensing and experience.

Asset Review

AMC assessed whether the asset documentation required by the guidelines is present in the file. AMC verified that assets presented support the required reserves. Documentation reviewed may have included: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Valuation Review

AMC reviewed the provided valuation product to verify (a) that the address on the valuation matches the property address on the note, (b) that there is an ‘As Is’ and ‘As Repaired’ value if applicable and (c) that the valuation product and property type meet the appropriate guidelines. If the valuation product is a full appraisal AMC will also verify the appraiser licensing and the reasonability of the comparables.

Insurance

AMC (a) verified that hazard insurance meets the minimum required amount of coverage in the guidelines, (b) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (c) for properties in a flood zone per the flood cert, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title

AMC verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC also reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Reviewed for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

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Fraud / Criminal Background

To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, AMC looked for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC compared data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies were noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the “as is” and/or “after repair” value of the underlying property. AMC’s review included verifying the third-party appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” or “after repair” basis as applicable or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception. Please note that a secondary valuation was not obtained or reviewed.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

CREDIT RESULTS SUMMARY

Within the securitization population, 84.76% of the loans by number possessed an “A” credit grade and 100.00% of the loans by number possessed a “B” credit grade or higher.

NRSRO Grade	# Loans	% of Loans
A	178	84.76%
B	32	15.24%
C	0	0.00%
Total	210	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population, 100.00% of the loans by number possessed an “A” property grade.

NRSRO Grade	# Loans	% of Loans
A	210	100.00%
B	0	0.00%
C	0	0.00%
Total	210	100.00%

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OVERALL RESULTS SUMMARY

After considering the grading implications of the Credit, and Property/Valuation sections above, 100% of the loans by number in the pool possessed a NRSRO grade of “A”, or “B”.

NRSRO Grade	# Loans	% of Loans
1	178	84.76%
2	32	15.24%
3	0	0.00%
Total	210	100.00%

*Some tables may not add to 100% due to rounding.

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, or “C” level exception grade. One loan may have carried more than one exception. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “B”, and a Property Grade of “C” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Credit	B	Insurance	14
		Hazard Insurance	7
		Guideline	5
		Loan Package Documentation	4
		Missing Document	3
		Borrower and Mortgage Eligibility	3
		Credit	2
		Asset	1
		Total Credit Grade (B) Exceptions:	39
Total Credit Exceptions:			39
Grand Total:			39

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred ten (210) loans reviewed, there were five-hundred thirty-eight (538) different tape discrepancies across thirty-five (35) data fields (some loans had more than one data delta). Not all data fields were provided on all loans within the securitization population.

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Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	12	156	7.69%	210
After Repair Value % (ARV)	2	37	5.41%	210
Amortization Type	0	49	0.00%	210
Appraisal As-Is Value	29	149	19.46%	210
Appraisal Date	102	200	51.00%	210
Blanket Mortgage?	0	112	0.00%	210
Borrower Designation	0	110	0.00%	210
Borrower Last Name	1	100	1.00%	210
Borrower SSN	0	51	0.00%	210
City	7	174	4.02%	210
Contract Sales Price	48	156	30.77%	210
Debt Service Coverage Ratio	0	6	0.00%	210
Escrow for Rehab (includes soft cost)	6	84	7.14%	210
First Payment Date	2	206	0.97%	210
Guarantor 1 First Name	4	51	7.84%	210
Guarantor 1 Last Name	4	51	7.84%	210
Guarantor 2 First Name	4	17	23.53%	210
Guarantor 2 Last Name	5	17	29.41%	210
Interest Only	1	45	2.22%	210
Interest Only Period	45	45	100.00%	210
Interest Reserves Escrowed	2	109	1.83%	210
Loan Property Count	0	161	0.00%	210
Loan to Cost (LTC)	48	49	97.96%	210
LTV Valuation Value	19	69	27.54%	210
Maturity Date	1	210	0.48%	210
Note Date	25	210	11.90%	210
Occupancy	0	45	0.00%	210
Original Interest Rate	2	161	1.24%	210
Original Loan Amount	2	210	0.95%	210
Original P&I	24	26	92.31%	210
Original Term	16	210	7.62%	210
Origination Channel	5	45	11.11%	210
Post Rehab/After Repair Value	5	149	3.36%	210
Prepayment Penalty	0	45	0.00%	210
Property Type	25	200	12.50%	210
Purchase Contract Date	13	21	61.90%	210
Purpose	1	210	0.48%	210
Refi Purpose	2	13	15.38%	210
Repair Budget	18	186	9.68%	210
Representative FICO	23	210	10.95%	210
State	3	200	1.50%	210
Street	27	116	23.28%	210
Zip	5	200	2.50%	210
Total	538	4,871	11.04%	210

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

*Some tables may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	210	100.00%	$124,237,350.00	100.00%
Total	210	100.00%	$124,237,350.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	210	100.00%	$124,237,350.00	100.00%
Total	210	100.00%	$124,237,350.00	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	23	10.95%	$30,564,500.00	24.60%
Other-than-first-time Home Purchase	172	81.90%	$79,812,010.00	64.24%
Rate/Term Refinance - Borrower Initiated	15	7.14%	$13,860,840.00	11.16%
Total	210	100.00%	$124,237,350.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	210	100.00%	$124,237,350.00	100.00%
Total	210	100.00%	$124,237,350.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	139	66.19%	$66,795,839.00	53.76%
Condo, Low Rise	8	3.81%	$7,365,000.00	5.93%
Condo, High Rise	4	1.90%	$2,932,000.00	2.36%
PUD	3	1.43%	$2,617,190.00	2.11%
Townhouse	6	2.86%	$2,387,058.00	1.92%
2 Family	18	8.57%	$7,496,143.00	6.03%
3 Family	8	3.81%	$4,326,382.00	3.48%
4 Family	2	0.95%	$586,800.00	0.47%
5-10 Unit Multi-Family	3	1.43%	$2,250,000.00	1.81%
11-20 Unit Multi-Family	1	0.48%	$1,109,250.00	0.89%
Other	2	0.95%	$2,780,800.00	2.24%
Unavailable	16	7.62%	$23,590,888.00	18.99%
Total	210	100.00%	$124,237,350.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	210	100.00%	$124,237,350.00	100.00%
Total	210	100.00%	$124,237,350.00	100.00%

Profile	Loan Count	% of Loans	Original Balance	% of Balance
Fix and Flip	210	100.00%	$124,237,350.00	100.00%
Total	210	100.00%	$124,237,350.00	100.00%

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